EXHIBIT 99.2

InterCept, Inc.

Agenda

•	Corporate Update

•	InterCept Payment Solutions

•	Financial Institutions Division

•	EFT Division

•	Financial Overview & 2003 Forecast

•	Follow-up Q & A

Forward Looking Statements

•	Statements in this presentation relating to future events, projections, plans and underlying assumptions are “forward-looking statements” within the meaning of securities laws

•	Actual results may differ materially from these forward-looking statements, which are subject to risks and uncertainties

•	For a discussion of the risks and factors that could cause InterCept’s actual results to differ materially from the forward-looking statements, see the discussion of “Risk Factors” in the company’s Quarterly Report on form 10-Q filed May 15, 2003

InterCept

Corporate Update

Jeff Berns

Senior Vice President

Corporate Update

Jeff Berns

Senior Vice President

InterCept, Inc.

•	InterCept designs and implements advanced software solutions that help financial institutions and merchants prepare for and meet tomorrow’s challenges today

InterCept

InterCept Locations

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
VT
NH
MA
ME
Item/Image Centers
Development & Corporate Offices
New Locations
Planned Centers
Proposed Center

InterCept Locations

New, Planned & Proposed Centers

•	New Centers:

–	Windsor, CT

–	Chelmsford, MA

•	Planned Centers:

–	Reading, PA

–	Little Rock, AR

–	West Deptford, NJ

–	Memphis, TN

•	Proposed Center:

–	Birmingham, AL

InterCept

Bankers Bank Alliances

PACIFIC COAST BANKERS' BANK
TheBankersBank
SERVING ALL OF OKLAHOMA
IBB
ACBB
ATLANTIC CENTRAL BANKERS BANK
CBB
COMMUNITY BANKERS' BANK
THE BANKERS BANK
TIB
FNBB

Bankers Bank Alliances

InterCept

Products & Services

- BancPac™
- BancLine™
- TellerPlus™
- AccountFolio™
- Renaissance Imaging®
- NetImage™
- Item & Image Processing
- EFT Services
- Secure Debit Program
- Data Communications Management
- Security Solutions
- CallReporter®
- Vision®
- Merchant Transaction Processing
- Payment Solutions
- Output Solutions

- eVue
- Platform Solutions
- CRM

Products & Services

•	Advanced electronic monthly statement delivery

•	Monthly statements sent directly to customers of financial institutions via the Internet

•	Customers log-on to secure web site and receive detailed online account statement streamlining entire statement process

•	Fully integrated management systems

•	Deposit platform automates tasks and functions associated with originating and processing checking, savings, certificates, IRA, and other deposit accounts

•	Loan platform automates origination and processing tasks of consumer, commercial and real estate based lending

•	Provides bank-wide access to all CRM (Customer Relationship Management) and SFA ( Sales Force Automation) functions

•	Flow of customer information is integrated between BancPac’s core accounting system and front-line deposit and loan platforms

Sales & Marketing Update

•	Sales force expansion

•	Large bank sales division

•	Revised Relationship Management program

•	Envision Forum

–	First annual client conference April 27-30, 2003

–	290 attendees

–	2004 date April 4-7

•	September User’s Conference

–	New Orleans, LA 9/7-9/10

–	Showcasing all products

Summary

•	InterCept takes the complexity out of technology for financial institutions

•	Our end-to-end solutions simplify financial technology so our customers can focus on their core business

•	We deliver a wide range of integrated products, services and support that help banks compete in today’s challenging financial services arena

InterCept

Payment Solutions℠

John Perry

Chief Executive Officer

John Perry

Chief Executive Officer

Strategy

•	On track as provider of payment and billing services for

–	Banks

–	Billers

–	Merchants

•	Generate additional revenue streams through value-added services:

–	Stored-value applications – roll-out of stored value card for universities; scheduled for 4th quarter

–	Continue to grow international business using the iBill platform

Value Creation

•	The combination of three payment businesses is on track:

–	The management team continues to focus on consolidation of the business’:

•	Focus on cost efficiencies in the iBill platform

•	Migration of the mainstream business to DE platform, is in process

•	Continue to move transaction volume to new NexGen platform

•	Increase ACH capabilities – new relationship with Amerinet

–	Develop Affinity programs

•	GMAC Bank selected InterCept Payment Solutions as preferred provider of b2b and b2c payments business

Plan and Execution Status

•	Initiatives are on track

–	Drive new revenues through bank channel

•	Converted 1st Source Bank in June

–	Significant new merchants on iBill platform include:

•	Lucas Films

•	Tribune Company

•	Zurich Financial

–	Ongoing and productive dialogue with the card associations; focusing on a proactive approach

–	Consolidate operations; select best of breed

•	Technology in DE

•	Operations and Marketing in FL

Financial Institutions Division

Randy Fluitt

Executive Vice President

Financial Institutions Division

Randy Fluitt

Executive Vice President

InterCept

Item and Image Processing Centers

WA
OR
MT
ID
NV
CA
UT
AZ
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
NJ
MD
DE
FL

Item and Image Processing Centers

Image Exchange & Settlement

•	InterCept’s Oklahoma City Center

–	COCHA

–	Three financial institutions

•	Endpoint Exchange

–	Joined in June

•	Next phases

–	Expand to other local financial institutions

–	Expand to other InterCept centers

Sovereign Conversion Status

•	Started processing week of July 21st

•	Windsor, CT & Chelmsford and Norwood, MA

•	Processing all 255 New England community banking offices

•	Image statements to begin in September

InterCept

EFT Division

Todd Shiver
Vice President

EFT Division

Todd Shiver

Vice President

EFT Division Update

•	Platform Migration

•	Visa/MasterCard Debit Settlement

•	New Initiatives

EFT Platform Upgrade

•	Anticipated completion by September 30

•	Migrated 83% of customers

•	2004 estimated cost reduction of $1 million annually once legacy operation is fully discontinued

Visa/MasterCard Debit Settlement

•	$3 billion dollar settlement to the merchants

•	Rate reduction in effect August 1, 2003

•	Rate becomes adjustable again on Jan 1, 2004

–	MasterCard and Visa can reset rates

–	Merchant will have option of accepting debit cards for signature based transactions

Impact of Settlement

•	Possibility of reduction of signature-based transactions

•	Decrease in interchange revenue for the financial institution

–	Fewer transactions

–	Lower interchange rates

•	Consumer confusion (acceptance)

Initiatives

•	Debit Card Reward/Loyalty Program

•	Secure Debit

•	New Debit Products

–	Stored Value

–	Business Debit

•	Turnkey Marketing Tool Kits

Preferred Rewards

•	Points are accumulated for signature-based transactions

•	First processor to offer MasterCard’s Preferred Rewards

•	On schedule for October 1 launch date

•	Incentives to drive consumers from checks and cash to debit card usage

•	Raises consciousness from PIN-based to signature- based transactions

Business Debit

•	Financial institutions can offer Business Debit to their commercial customers as another revenue generating product

•	Interchange rates for Business Debit were not affected by settlement agreement

–	Transactions average over 200 basis points

•	Higher average spending per transaction

Marketing Tool Kits

•	Development of turnkey marketing campaigns

•	Designed to increase activation and usage

•	Targets new merchant demographics

–	Recurring payments

–	Non-traditional merchants

•	Encourages card over cash (regardless of PIN or signature-based)

Financial Overview & 2003 Forecast

Scott Meyerhoff

Chief Financial Officer

Financial Overview & 2003

Forecast

Scott Meyerhoff

Chief Financial Officer

Consolidated Income Statement

Q3 2003
Revenue	$64,070
Gross Margin	32,159
Operating Income	4,515
Net Income	2,970
Earnings Per Share (Diluted)	0.15
EBITDA	9,833

*	excludes one-time charges related to SLM

Consolidated Income Statement

	Non-GAAP	Adjusted	GAAP
Revenue	$64,070	0	$64,070
Gross Margin	32,159	0	32,159
Operating Income	4,515	(52)	4,463
Net Income	2,970	(2,322)	648
Earnings Per Share	0.15	(0.12)	0.03
EBITDA	9,833	(3,752)	6,081

Reconciliation of EBITDA

	GAAP Q2 2003	Adjusted SLM	Non-GAAP Q2 2003
Net Income	$648	$(2,322)	$2,970
Add: Interest	(12)	0	(12)
Taxes	467	(1,430)	1,897
Depreciation & amortization	4.978	0	4,978

	6,081	3,752	9,833

Financial Institutions Income Statement

	Q2 2003	Q1 2003	Q2 2002
Revenue	$48,562	$47,788	$40,714
Operating Income	3,743	2,206	5,424

Merchant Processing Income Statement

	Q2 2003	Q1 2003	Q2 2002
Revenue	$15,508	$17,445	$14,385
Operating Income	720	169	1,710

Credit Facility

•	Commitment letter for $50.0 million credit facility

•	Three-years in duration

•	Expected to close by September 30, 2003

2003 Update

•	Sovereign conversion completion later than planned

•	Costs related to debt facility

•	Legal fees

•	Net impact of above items $3.0mm pre-tax

•	Expected EPS FY 2003 = $0.63—$0.68

InterCept, Inc.